UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019

Hickok Incorporated

(Exact Name of Registrant as Specified in Charter)

Ohio	0-147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 541-8060

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 13, 2019, the Board of Directors of Hickok Incorporated (the “Company”) appointed Luis E. Jimenez, age 49, to the Company’s Board of Directors (the “Board”). Mr. Jimenez’s term will expire at the Company’s 2019 Annual Meeting of Shareholders, at which time he will stand for re-election to the Board by the Company’s shareholders. Committee assignments for Mr. Jimenez have not been determined as of the filing of this Form 8-K.

Mr. Jimenez is the Co-Founder and Managing Member of Madison Sixty LLC, a private consulting and advisory firm that specializes in identifying and sourcing opportunistic investments for an institutional and high-net-worth client base. Prior to launching Madison Sixty, he was a principal at OpenArc, a boutique asset management firm, serving the needs of ultra-high-net-worth family clients globally and Director for Sciens Capital Management, charged with leading their customized and opportunistic investment mandates. Mr. Jimenez also served as Portfolio Manager at Fairfield Heathcliff Capital and Co-Head of the customized portfolio solution team and member of the portfolio advisory team. He started his career at Citigroup where he transitioned through numerous positions, including Senior Analyst and Portfolio Manager of Global Hedge Strategies, where he oversaw a joint venture between Citigroup Global Wealth Management and Pacific Alternative Asset Company and Senior Analyst of Customer Capital Partners, formerly Winter Capital, a firm acquired by Citigroup.

Mr. Jimenez’s compensation for his service as a director will be consistent with that of the Company’s other directors who are not employees of the Company, as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 29, 2018 under the caption “Director Compensation Program,” which portion of such proxy statement is incorporated herein by reference. There are no arrangements or understandings between Mr. Jimenez and any other persons pursuant to which Mr. Jimenez was selected as a director. There have been no transactions involving the Company or any of its subsidiaries in which Mr. Jimenez has or will have a direct or indirect material interest that are required to be disclosed by Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

Date: March 14, 2019	/s/ Brian E. Powers
Name: Brian E. Powers
Its: Chairman, President and Chief Executive Officer